T. Rowe Price Institutional International Bond Fund

Supplement to Prospectus Dated May 1, 2015

In section 1, the portfolio manager table under “Management” with respect to the Institutional International Bond Fund is supplemented as follows:

Effective December 31, 2015, Christopher J. Rothery will retire from T. Rowe Price International and step down from his responsibilities as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Effective December 31, 2015, Kenneth Orchard will replace Mr. Rothery and join Arif Husain as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Orchard joined T. Rowe Price International in 2010.

In section 3, the disclosure under “Portfolio Management” with respect to the Institutional International Bond Fund is supplemented as follows:

Effective December 31, 2015, Kenneth Orchard will replace Christopher J. Rothery as Co-chairman of the fund’s Investment Advisory Committee. Mr. Orchard joined the Firm in 2010 and his experience dates from 2004. Since joining the Firm, he has served as a portfolio manager and credit research analyst. Prior to joining the Firm, he worked as a senior credit officer at Moody’s Investors Service.

The date of this supplement is August 17, 2015.

E167-041 8/17/15